Exhibit 10.1
EXECUTION COPY
FIRST AMENDMENT TO CREDIT AGREEMENT
     This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into effective as of December 1, 2005 (the “Amendment Effective Date”), among SUNOCO LOGISTICS PARTNERS OPERATIONS L.P., a Delaware limited partnership, as borrower (the “Borrower”), SUNOCO LOGISTICS PARTNERS, L.P., a Delaware limited partnership, as a guarantor (the “MLP”), the undersigned Subsidiary Guarantors, the undersigned financial institutions who are parties to the Credit Agreement hereinafter referenced (collectively, the “Existing Lenders”), each New Lender (hereinafter defined) and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as a L/C Issuer (in such capacity, the “L/C Issuer”). As used herein, the term “New Lender” means the financial institution that is named as a Lender on the signature pages hereto that is not an Existing Lender, and the term “Lenders” means, collectively, the New Lender and the Existing Lenders.
     WHEREAS, the Borrower, the Existing Lenders, the Administrative Agent, and the other agents named therein are parties to that certain Credit Agreement dated as of November 22, 2004 (as renewed, extended, amended or restated from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower and the MLP have requested that the Credit Agreement be amended to effect the matters described in Section 2 below.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.
     SECTION 2. Amendments to the Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 of this Amendment, effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
     (a) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the chart set forth therein and replacing it with the following:

			Applicable
			Rate for
			Eurodollar
			Rate Loans	Applicable
Pricing			and Letters of	Rate for Base
Level	Debt Rating	Facility Fee	Credit	Rate Loans	Utilization Fee
1	≥ A-/A3	6.5	21.0	0	10.0
2	≥ BBB+/Baa1	8.0	27.0	0	10.0
3	≥ BBB/Baa2	10.0	35.0	0	10.0
4	≥ BBB-/Baa3	12.5	50.0	0	10.0
5	< BBB-/Baa3	17.5	57.5	0	10.0
     (b) The definition of “Committed Sum” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “the Maturity Date” set forth therein with the words “such Lender’s Maturity Date”.
     (c) The definition of “Excluded Affiliate Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “the Maturity Date” set forth in clause (a) thereof with the words “the last occurring Stated Maturity Date of any Lender”.

     (d) The definition of “Interest Payment Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “the Maturity Date” set forth therein with the words “, as to any Lender, its Maturity Date”.
     (e) The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended by restating clause (iii) thereof in its entirety as follows:
     “(iii) no Interest Period applicable to any Loan of any Lender shall extend beyond the then effective Maturity Date of such Lender.”
     (f) The definition of “JV Holding Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “JV Holding Subsidiary means a Subsidiary of the Borrower that owns equity interests in one or more Permitted Joint Ventures.”
     (g) The definition of “Letter of Credit Expiration Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “the Maturity Date” set forth therein with the words “the last occurring Scheduled Maturity Date for any Lender”.
     (h) The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Maturity Date means for each Lender (a) such Lender’s Stated Maturity Date, or (b) such earlier effective date of any other termination, cancellation, or acceleration of all Commitments under this Agreement.”
     (i) The definition of “Stated Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Stated Maturity Date means for each Lender, the later of (a) November 22, 2010, and (b) if such date is extended for such Lender pursuant to Section 2.14, such extended date as determined pursuant to such Section.”
     (j) The following definitions are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:
     “Existing Stated Maturity Date has the meaning set forth in Section 2.14(a).”
     “Extending Lender has the meaning set forth in Section 2.14(b).”
     “Extension Date has the meaning set forth in Section 2.14(a).”
     “Non-Extending Lender has the meaning set forth in Section 2.14(b).”
     “Notice Date has the meaning set forth in Section 2.14(b).”
     (k) Section 2.01 of the Credit Agreement (Loans) is hereby amended by replacing the words “the Maturity Date” set forth in the first sentence of clause (a) thereof with the words “such Lender’s Maturity Date”.
     (l) Section 2.02(a) of the Credit Agreement (The Letter of Credit Commitment) is hereby amended by deleting clause (iii)(B) thereof in its entirety and replacing it with the following:

     “(B) the expiry date of such requested Letter of Credit would occur
     (1) after the Letter of Credit Expiration Date, unless the L/C Issuer and all Lenders (other than any Non-Extending Lender(s) who shall no longer be a party(ies) to this Agreement after such expiry date) have approved such expiry date, or
     (2) after any Stated Maturity Date applicable to any Non-Extending Lender, unless (x) the amount of such Letter of Credit together with all other L/C Obligations and Loans outstanding on the date of issuance of such Letter of Credit is equal to or less than the Aggregate Commitments of all Lenders who shall remain parties to this Agreement subsequent to such Stated Maturity Date, and (y) the Borrower obtains prior approval from the L/C Issuer and all Lenders who shall remain parties to this Agreement subsequent to such Stated Maturity Date;”
     (m) Section 2.04(c) of the Credit Agreement (Mandatory Payments/Reductions) is hereby amended to read as follows:
     (c) Mandatory Payments/Reductions. If for any reason the Outstanding Amount of all Loans and L/C Obligations at any time exceeds the Aggregate Commitments then in effect, the Borrower shall immediately prepay Loans in an aggregate amount equal to such excess, and if, after prepayment of all Loans, any such excess remains, the Borrower shall immediately Cash Collateralize the L/C Obligations in an aggregate amount equal to such remaining excess.
     (n) Section 2.06 of the Credit Agreement (Repayment of Loans) is hereby amended and restated in its entirety as follows:
“2.06 Repayment of Loans. The Borrower shall repay to each Lender on such Lender’s Maturity Date the aggregate principal amount of such Lender’s Loans outstanding on such date.
     (o) Section 2.08(a) of the Credit Agreement (Facility Fee) is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following sentence: “The facility fee payable to each Lender shall accrue at all times from the Closing Date until the Maturity Date for such Lender and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date for such Lender.”
     (p) Section 2.08(b) of the Credit Agreement (Utilization Fee) is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following sentence: “The utilization fee payable to each Lender shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date for such Lender.”
     (q) Section 2.08(c) of the Credit Agreement (Arranger’s and Agency Fees) is hereby amended by adding the following sentence at the end thereof: “The term ‘Agent/Arranger Fee Letter’ shall include the letter agreement dated October 28, 2005 among the Borrower, the Arrangers and the Administrative Agent.”

     (r) Section 2.13 of the Credit Agreement (Increase in the Aggregate Committed Sum) is hereby amended by replacing the dollar amount “$400,000,000” set forth in clause (iii) to the proviso with the dollar amount “$500,000,000.”
     (s) Section 2.14 (Extension of Stated Maturity Date) is hereby added to the Credit Agreement to read as follows:
“2.14 Extension of Stated Maturity Date.
     (a) Requests for Extension. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 60 days and not later than 30 days prior to the second and third annual anniversaries of the date of this Agreement (each such date, an “Extension Date”), request that each Lender extend such Lender’s Stated Maturity Date to the date that is one year after the last occurring Stated Maturity Date then in effect for any Lender (the “Existing Stated Maturity Date”).
     (b) Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not earlier than 30 days prior to the applicable Extension Date and not later than the date that is 20 days prior to the applicable Extension Date (the “Notice Date”), advise the Administrative Agent whether or not such Lender agrees to such extension (each Lender that determines to so extend its Stated Maturity Date, an “Extending Lender”). Each Lender that determines not to so extend its Stated Maturity Date (a “Non-Extending Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Notice Date), and any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree.
     (c) Notification by Administrative Agent. The Administrative Agent shall notify the Borrower of each Lender’s determination under this Section.
     (d) Replacement of Non-Extending Lenders. On or before the applicable Extension Date the Borrower may require a Non-Extending Lender to assign, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.07, and pursuant to an Assignment and Assumption or other form satisfactory to the Administrative Agent), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an Eligible Assignee (each, an “Additional Commitment Lender”) that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) effective as of the applicable Extension Date, provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.07(b); (ii) such Non-Extending Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee or the Borrower; and (iii) such assignment does not conflict with applicable Laws.
     (e) Minimum Extension Requirement. If (and only if) the total of the Commitments of the Lenders that have agreed so to extend their Stated Maturity Date (without regard to the new or increased Commitment of any Additional Commitment Lender) shall be more than 51% of the aggregate amount of the Commitments in effect immediately prior to the applicable Extension Date, then, effective as of the applicable

Extension Date, the Stated Maturity Date of each Extending Lender and of each Additional Commitment Lender shall be extended to the date that is one year after the Existing Maturity Date (except that, if such date is not a Business Day, such Stated Maturity Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement.
     (f) Conditions to Effectiveness of Extension. Notwithstanding the foregoing, any extension of any Stated Maturity Date pursuant to this Section 2.14 shall not be effective with respect to any Lender unless:
     (i) no Default or Event of Default shall have occurred and be continuing on the applicable Extension Date and after giving effect thereto;
     (ii) the representations and warranties contained in Article V are true and correct in all material respects on and as of the applicable Extension Date and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of an earlier date, as of such earlier date); and
     (iii) a Responsible Officer of the Borrower and a Responsible Officer of the MLP deliver to the Administrative Agent a certificate certifying as the matters set forth in the foregoing clauses (i) and (ii).
     (g) Conflicting Provisions. This Section shall supersede any provisions in Section 2.12 or 10.01 to the contrary.”
     (t) Section 5.05 of the Credit Agreement (Financial Statements; No Material Adverse Effect) is hereby amended by replacing the date “December 31, 2003” set forth in clause (c) thereof with the date “December 31, 2004”.
     (u) Section 6.13(b) of the Credit Agreement (Guaranties; JV Holding Subsidiaries) is hereby amended and restated as follows:
     “(b) Notwithstanding the terms of Section 6.13(a), a JV Holding Subsidiary shall not be required to execute a Guaranty until the day that is 180 days after the date it first acquires an equity interest in a Permitted Joint Venture; provided however that if an Event of Default occurs prior to such date then such JV Holding Subsidiary shall be required to execute and deliver to the Administrative Agent a Guaranty within five Business Days after the occurrence of such Event of Default.”
     (v) Section 7.14(b) of the Credit Agreement (Leverage Ratio) is hereby amended by (i) replacing the term “5.0” set forth in clause (i) thereof with the term “5.25” and (ii) by replacing the term “4.5” set forth in clause (ii) thereof with the term “4.75”.
     (w) Section 7.15(a)(i) of the Credit Agreement (JV Holding Subsidiaries) is hereby amended by deleting the phrase “the Permitted Joint Ventures named on Schedule 5.12” and replacing it with the phrase “Permitted Joint Ventures”, and Section 7.15(a)(ii) of the Credit Agreement is hereby amended by deleting the phrase “named on Schedule 5.12”.
     (x) (i) The Commitments under the Credit Agreement are hereby increased from $250,000,000 to $300,000,000, (ii) each New Lender is a Lender under the Credit Agreement with all rights, powers, obligations, duties and privileges attendant thereto, and (iii) each New Lender’s and each Existing Lender’s Commitment is as set forth on Schedule 2.01 attached hereto.

     (y) Schedule 2.01 attached to the Credit Agreement (Commitments) is hereby amended in its entirety to read as set forth on revised Schedule 2.01 attached hereto.
     (z) Exhibit B attached to the Credit Agreement (Form of Note) is hereby amended by inserting before the words “Maturity Date” each time such words appear in the first paragraph thereof the word “Lender’s”.
     SECTION 3. Conditions of Effectiveness. The amendments to the Credit Agreement set forth in Section 2 of this Amendment shall be effective on the Amendment Effective Date, provided that the Administrative Agent shall have received the following:
     (a) a counterpart of this Amendment executed by each of the parties hereto (which may be by telecopy transmission);
     (b) to the extent requested by any Lender, a Note in a maximum principal amount equal to such Lender’s Commitment;
     (c) such certificates of resolutions or other action, incumbency certificates and/or other certificates of officers of each Loan Party as the Administrative Agent may reasonably require to establish the identities of and verify the authority and capacity of each officer thereof authorized to act in connection with this Amendment;
     (d) copies of any amendments to the Organization Documents of Loan Parties made since the Closing Date, certified by an appropriate officer of the Loan Parties, or certificate(s) stating that no such amendments have been made;
     (e) such evidence as the Administrative Agent may reasonably require to verify that each Loan Party and the General Partner is duly organized or formed, validly existing, in good standing in the jurisdiction of its organization;
     (f) a certificate signed by an a Responsible Officer of the Borrower certifying (A) that the representations and warranties contained in Article V of the Credit Agreement are true and correct in all respects on and as of such date, (B) no Default or Event of Default has occurred and is continuing as of such date, (C) since December 31, 2004 there has occurred no material adverse change in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, or of any Borrower Affiliate, and (D) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental authority by or against the Borrower or any Borrower Affiliate, or any of their respective properties, that (x) could reasonably be expected to materially and adversely affect the Borrower, any Borrower Affiliate, or any Guarantor, or (y) seeks to affect any transaction contemplated hereby or the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents;
     (g) receipt of audited financial statements of the MLP as of December 31, 2004, unaudited financial statements of the MLP as of September 30, 2005, and such other financial information as the Administrative Agent may reasonably request;
     (h) opinions from (i) Ballard Spahr Andrews & Ingersoll, LLP, counsel to each Loan Party and the General Partner, substantially in the form of Exhibit F-1 of the Credit Agreement, (ii) Bruce Davis, Esq., counsel to each Loan Party and the General Partner, substantially in the form of Exhibit F-2 of the Credit Agreement, and (iii) Vinson & Elkins LLP, special Texas counsel to the Borrower, substantially in the form of Exhibit F-3 of the Credit Agreement;

     (i) all fees and expenses required to be paid by the Borrower concurrently with the Amendment Effective Date; and
     (j) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuers, or the Required Lenders reasonably may require and timely request.
     SECTION 4. Acknowledgment and Ratification. As a material inducement to the Administrative Agent, the L/C Issuers and the Lenders to execute and deliver this Amendment, the Borrower and each Guarantor agrees and acknowledges that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect. Each Guarantor ratifies the Guaranty executed by it and confirms that such Guaranty remains in full force and effect.
     SECTION 5. Loan Parties’ Representations and Warranties. As a material inducement to the Administrative Agent, the L/C Issuers and the Lenders to execute and deliver this Amendment, each Loan Party represents and warrants to the Lenders (with the knowledge and intent that the Lenders are relying upon the same in entering into this Amendment) that as of the Amendment Effective Date and as of the date of its execution of this Amendment, that:
     (a) This Amendment, the Credit Agreement as amended hereby, and each other Loan Document to which such Loan Party is a party have been duly authorized, executed and delivered by such Loan Party and constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally and to general principles of equity).
     (b) Each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as if made on and as of the Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date, in which case, they shall be true and correct as of such date.
     (c) As of the date hereof, at the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
     SECTION 6. Administrative Agent, L/C Issuers and Lenders Make No Representations or Warranties. None of the Administrative Agent, any L/C Issuer nor any Lender (a) makes any representation or warranty nor assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement, the Loan Documents, or any other instrument or document furnished pursuant thereto, or (b) makes any representation or warranty nor assumes any responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.
     SECTION 7. New Lender’s Representations, Warranties, Covenants, and Agreements. The New Lender (a) confirms that it has received a copy of the Credit Agreement, the Guaranties and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender party to the Credit Agreement, (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (c) appoints or authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated by the terms thereof, together with such powers as are reasonably incidental thereto, (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, and (e) specifies as its lending office and address for notices the offices set forth on the administrative details form provided to the Administrative Agent.
     SECTION 8. Costs. The Borrower agrees to pay the Attorney Costs of the Administrative Agent and all other reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment. The Borrower agrees to pay such amounts on the Amendment Effective Date to the extent the Borrower has received an invoice for such amounts prior to the Amendment Effective Date.
     SECTION 9. Effect of Amendment.
     (a) This Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Amendment. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and such Credit Agreement shall be read and construed as one instrument.
     (b) From and after the Amendment Effective Date, (i) each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, (ii) each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to “$250,000,000” shall be deemed to be and shall be a reference to “$300,000,000” and (iii) each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to “Lenders” shall include the New Lender.
     SECTION 10. Miscellaneous. This Amendment shall be governed by and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state, and applicable federal law. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment, and any documents required or requested to be delivered pursuant to Section 3 hereof, may be delivered by facsimile transmission of the relevant signature pages hereof and thereof, as applicable.
     SECTION 11. Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

BORROWER:

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

By:	SUNOCO LOGISTICS PARTNERS GP LLC, its General Partner

By: /s/ PAUL A MULHOLLAND
Name: Paul A. Mulholland
Title: Treasurer

GUARANTORS:

SUNOCO LOGISTICS PARTNERS L.P., a Delaware limited partnership

By:	SUNOCO PARTNERS LLC, its General Partner

By: /s/ PAUL A MULHOLLAND
Name: Paul A. Mulholland
Title: Treasurer

SUNOCO LOGISTICS PARTNERS OPERATIONS GP LLC, a Delaware limited liability company

By: /s/ PAUL A MULHOLLAND Name: Paul A. Mulholland Title: Treasurer

SUNOCO PARTNERS MARKETING & TERMINALS L.P., a Texas limited partnership

By:	SUNOCO LOGISTICS PARTNERS OPERATIONS GP LLC, a Delaware limited liability company, its General Partner

By: /s/ PAUL A MULHOLLAND
Name: Paul A. Mulholland
Title: Treasurer
[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

SUNOCO PIPELINE L.P., a Texas limited partnership

By:	SUNOCO LOGISTICS PARTNERS OPERATIONS GP LLC, a Delaware limited liability company, its General Partner

By: /s/ PAUL A MULHOLLAND
Name: Paul A. Mulholland
Title: Treasurer
[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

CITIBANK, N.A., as Administrative Agent, a Lender and a L/C Issuer
By:	/s/ SHIRLEY BURROW
Name:	Shirley Burrow
Title:	Attorney-in-Fact

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

BARCLAYS BANK PLC, as a Lender and a L/C Issuer
By:	/s/ NICHOLAS A. BELL
Name:	Nicholas A. Bell
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ KEVEN D. SMITH
Name:	Keven D. Smith
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

SUNTRUST BANK, as a Lender
By:	/s/ SEAN ROCHE
Name:	Sean Roche
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ PAUL PRITCHETT
Name:	Paul Pritchett
Title:	Assistant Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, as a Lender
By:	/s/ MARK A. BOMBERG
	Name:	Mark A. Bomberg
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Lender
By:	/s/ KAREN OSSOLINSKI
	Name:	Karen Ossolinski
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ SARAH WU
	Name:	Sarah Wu
	Title:	Director

By:	/s/ NUPUR KUMAR
	Name:	Nupur Kumar
	Title:	Associate

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

LEHMAN BROTHERS BANK, FSB, as a Lender
By:	/s/ JANINE M. SHUGAN
	Name:	Janine M. Shugan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender
By:	/s/ LINDA M. STEPHENS
	Name:	Linda M. Stephens
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ CHRISTOPHER M. AITKIN
	Name:	Christopher M. Aitkin
	Title:	Associate Director Banking Products Services, US

Banking Products Services, US
By:	/s/ RICHARD L. TAVROW
	Name:	Richard L. Tavrow
	Title:	Director Banking Products Services, US

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT]

SCHEDULE 2.01
COMMITMENTS

Lender	Commitment
Citibank, N.A.	$35,000,000.00
Barclays Bank PLC	$35,000,000.00
KeyBank National Association	$30,000,000.00
SunTrust Bank	$30,000,000.00
Wachovia Bank, National Association	$30,000,000.00
Citizens Bank of Pennsylvania	$26,000,000.00
Bank of Tokyo-Mitsubishi Trust Company	$26,000,000.00
Credit Suisse, Cayman Islands Branch	$22,000,000.00
Lehman Brothers Bank, FSB	$22,000,000.00
Royal Bank of Canada	$22,000,000.00
UBS Loan Finance LLC	$22,000,000.00
Total:	$300,000,000.00
Schedule 2.01